Exhibit 23.2


                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Schering Aktiengesellschaft of our report on Schering Aktiengesellschaft included and incorporated by reference in the Annual Report on Form 20-F for the year ended December 31, 2001 and filed with the U.S. Securities and Exchange Commission.

Berlin, Germany

May 17, 2002

                           /s/ BDO Deutsche Warentreuhand
                           ------------------------------------------------
                           BDO Deutsche Warentreuhand
                           Aktiengesellschaft
                           Wirtschaftspruefungsgesellschaft
                           Dyckerhoff                 Schulz
                           Wirtschaftspruefer         Wirtschaftspruefer


                           /s/ BDO International GmbH
                           -----------------------------------------------
                           BDO International GmbH
                           Wirtschaftspruefungsgesellschaft
                           Dyckerhoff                 Braasch
                           Wirtschaftspruefer         Wirtschaftspruefer